EXHIBIT 99.1
                                                                    ------------


[LOGO OMITTED]     NEWS
                                                        Contact:
FOR IMMEDIATE RELEASE                                   Tom Howell
                                                        Anteon International
                                                        Corporation
                                                        (703) 246-0525
                                                        thowell@anteon.com

                                                        Anita Berryman
                                                        Shoor & Company, Inc.
                                                        (508) 995-2020
                                                        aberry@shoorpr.com


                   ANTEON INTERNATIONAL CORPORATION ANNOUNCES
                        YEAR END RESULTS FOR FISCAL 2001

         FAIRFAX, VA, FEBRUARY 15, 2002 - Anteon International Corporation, a Virginia corporation, today announced operating results for the year ended December 31, 2001.

         For the year ended December 31, 2001, Anteon's revenue increased 31.7% to $715.0 million from $542.8 million for the year ended December 31, 2000. Earnings before interest, taxes, depreciation and amortization (EBITDA) for the year ended December 31, 2001 increased 30.4% to $47.4 million from $36.3 million during 2000. The Company's net income (loss) for the year ended December 31, 2001 increased 168.3% to $2.0 million from $(2.9) million for the year ended December 31, 2000.

         For the quarter ended December 31, 2001, Anteon's revenue increased 18.0% to $180.2 million from $152.7 million for the year ended December 31, 2000. EBITDA for the year ended December 31, 2001 decreased 14.5% to $8.3 million from $9.7 million during 2000. The Company's net loss for the quarter ended December 31, 2001 increased 110.2% to $(2.5) million from $(1.2) million for the quarter ended December 31, 2000. During the quarter ended December 31, 2001, the Company recorded $3.6 million for costs associated with the termination of its management fee agreement with Caxton-Iseman Capital, Inc. and a $.75 million writedown of its North Stonington, CT facility.

ANTEON INTERNATIONAL CORPORATION ANNOUNCES YEAR END RESULTS FOR FISCAL 2001 Page 2 of 3
February 15, 2002


         On a pro forma basis excluding sold or closed operations and including the acquisition of the training systems division of SIGCOM on July 20, 2001, Anteon's revenue for the fiscal year ended December 31, 2001 increased 20.7% to $706.6 million from $585.6 million for fiscal 2000. Also on a pro forma basis, EBITDA for fiscal 2001 increased 17.8% to $52.9 million from $44.9 million during fiscal 2000.

         Anteon International Corporation, headquartered in Fairfax, Virginia, is a leading information technology and engineering solutions company providing support to the federal government, commercial, and international sectors for 25 years. We are a Virginia corporation, and our corporate parent, Anteon International Corporation, a Delaware corporation, has recently filed a Registration Statement on Form S-1 with the Securities and Exchange Commission in connection with a proposed initial public offering of shares of its common stock. Because of certain indebtedness of our Delaware parent, the financial results of our Delaware parent are different from those of the Virginia corporation which is issuing this press release.

         "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS CONTAINED IN THIS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN, OR IMPLIED BY, FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THE COMPANY'S ENTRY INTO NEW COMMERCIAL BUSINESSES, DEPENDENCE ON CONTINUED FUNDING OF U.S. GOVERNMENT PROGRAMS, GOVERNMENT CONTRACT PROCUREMENT AND TERMINATION RISKS, INCLUDING RISKS ASSOCIATED WITH PROTESTS, AND OTHER RISKS DESCRIBED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS. THE COMPANY BELIEVES THAT EBITDA IS THE MOST ACCURATE METRIC FOR EFFECTIVE MANAGEMENT OF THE BUSINESS, FOR VALUING COMPANIES IN THE INFORMATION TECHNOLOGY SERVICES SECTOR, AND AS A WIDELY ACCEPTED SUPPLEMENTAL INDICATOR OF A COMPANY'S ABILITY TO INCUR AND SERVICE DEBT. HOWEVER, EBITDA SHOULD NOT BE CONSIDERED BY AN INVESTOR AS AN ALTERNATIVE TO NET INCOME OR OPERATING INCOME AS AN INDICATOR OF OUR OPERATING PERFORMANCE OR CASH FLOW FROM OPERATIONS, OR AS AN ALTERNATIVE TO CASH FLOWS AS A MEASURE OF LIQUIDITY.

                            (FINANCIAL TABLES FOLLOW)

                ANTEON INTERNATIONAL CORPORATION AND SUBSIDIARIES
         (A VIRGINIA CORPORATION AND MAJORITY-OWNED SUBSIDIARY OF ANTEON
                      INTERNATIONAL CORPORATION, A DELAWARE
                       CORPORATION) CONDENSED CONSOLIDATED
                            STAETMENTS OF OPERATIONS
                             (amounts in thousands)


                                                  Three Months Ended               Three Months Ended
                                                  December 31, 2000                 December 31, 2001             Change
                                                -----------------------         --------------------------      ------------
Revenues                                             $         152,735               $            180,183             18.0%
Costs and Expenses                                             134,328                            156,047             16.2%
                                                -----------------------         --------------------------
              Gross Profit                                      18,407                             24,136             31.1%
Operating Expenses:
General and Administrative Expenses                             10,983                             17,113             55.8%
Amortization of Noncompete Agreement                               209                                  -           -100.0%
Goodwill Amortization                                            1,347                              2,458             82.5%
Other Intangible Amortization                                      527                                613             16.3%
Cost of Acquisitions                                                 4                                  -           -100.0%
                                                -----------------------         --------------------------
Operating Income                                                 5,337                              3,952            -26.0%
Gains on Sales and Closure of Businesses                             -                                139              100%
Interest Expense                                                 6,445                              5,649            -12.4%
Minority Interest                                                   29                               (14)           -148.3%
                                                -----------------------         --------------------------
Pretax Income                                                  (1,079)                            (1,572)            -45.7%
Income Tax                                                         104                                915            779.8%
                                                -----------------------         --------------------------
                                                -----------------------         --------------------------
Net Income (loss)                                    $         (1,183)               $            (2,487)           -110.2%
                                                =======================         ==========================

EBITDA                                               $           9,735               $              8,322            -14.5%
Cash Flow from Operations                            $           4,518               $             11,834            161.9%




                                                 Twelve Months Ended               Twelve Months Ended
                                                  December 31, 2000                 December 31, 2001             Change
                                                -----------------------         --------------------------      ------------
Revenues                                             $         542,807               $            715,023             31.7%
Costs and Expenses                                             474,924                            627,342             32.1%
                                                -----------------------         --------------------------
              Gross Profit                                      67,883                             87,681             29.2%
Operating Expenses:
General and Administrative Expenses                             38,506                             51,442             33.6%
Amortization of Noncompete Agreement                               866                                349            -59.7%
Goodwill Amortization                                            4,714                              6,704             42.2%
Other Intangible Amortization                                    2,673                              2,321            -13.2%
Cost of Acquisitions                                                86                                  -           -100.0%
                                                -----------------------         --------------------------
Operating Income                                                21,038                             26,865             27.7%
Gain on Sales and Closure of Businesses                              -                              4,046              100%
Interest Expense                                                22,746                             23,106              1.6%
Minority Interest                                                   24                               (24)           -200.0%
                                                -----------------------         --------------------------
Pretax Income                                                  (1,684)                              7,781            562.1%
Income Tax                                                       1,225                              5,795            373.1%
                                                -----------------------         --------------------------
Net Income (loss)                                    $         (2,909)               $              1,986            168.3%
                                                =======================         ==========================

EBITDA                                               $         36,341                $             47,371             30.4%
Cash Flow from Operations                            $         17,877                $             39,376            120.3%
